SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 16, 2003

Multi-Color Corporation

(Exact name of registrant as specified in charter)

Ohio	0-16148	31-1125853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

425 Walnut Street, Suite 1300, Cincinnati, Ohio	45202
(Address of principal executive offices)	(Zip Code)

513/381-1480

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Item 7.	Financial Statements and Exhibits

(c)	Exhibits

Exhibit No.	Description

99.1	Press Release dated October 16, 2003

Item 9.	Regulation FD Disclosure

The following information is furnished pursuant to Item 12, “Disclosure of Results of Operations and Financial Conditions.”

On October 16, 2003, Multi-Color Corporation issued a press release announcing its results of operations for the second quarter ending September 30, 2003 and will hold a conference call on October 17, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2003	MULTI-COLOR CORPORATION (Registrant)

	By:	/s/ Dawn H. Bertsche

Dawn H. Bertsche Vice President-Finance, Chief Financial Officer